PROSPERITY BANCSHARES, INC.®

Real bankers... not just a bank.®

Exhibit 99.1

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
This presentation may contain forward-looking statements within the meaning of the securities laws that are based on current expectations, assumptions’ estimates and projections about
Prosperity Bancshares
®
, and its subsidiaries. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Prosperity’s control, that may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Prosperity can: successfully identify acquisition targets and integrate the businesses of acquired companies and banks; continue to sustain its current internal growth rate or total growth rate; provide products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its sales objectives. Other risks include the possibility that credit quality could deteriorate; actions of competitors; changes in laws and regulations (including changes in governmental interpretations of regulations and changes in accounting standards); customer and consumer demand, including customer and consumer response to marketing; effectiveness of spending, investments or programs; fluctuations in the cost and availability of supply chain resources; economic conditions, including currency rate fluctuations and interest rate fluctuations; weather; and the stock price volatility associated with “small-cap” companies. These and various other factors are discussed in our most recent Annual Report on Form 10-K and other reports and statements we have filed with the SEC. Copies of the SEC filings for Prosperity Bancshares’s
®
may be
downloaded from the Internet at no charge from www.prosperitybanktx.com.

Prosperity is . . . .
Prosperity is . . . .
•
A $6.8 billion Texas based Financial Holding Company
•
3
rd
largest Texas based commercial bank by deposit size
•
Strong balance sheet growth – 10 year CAGR of 49% loans, 35%
deposits, and 38% assets
•
Strong earnings growth – 10 year CAGR of 11% for EPS (diluted) and
34% for net income
•
Shareholder driven with approximately 11% inside ownership
•
Excellent asset quality – Net Charge Offs / Average Loans of 0.04% for three months ending June 30, 2008
•
Excellent cost control – under 50% efficiency ratio
•
Since 2000, we have successfully integrated 20 accretive transactions.
a Track Record of Success

2
nd
Quarter Highlights
2
nd
Quarter Highlights
•
Expanding Net Interest Margin - Increased to 4.10% in 2
nd
Quarter
•
Non- Performing Assets to Average Earning Assets
decreased to 0.22% or $11.6 million
•
Strong Earnings of $23.437 million or $0.52 per share
(diluted) or 1.43% Return on Assets in 2
nd
Quarter
•
Stable Texas Economy - 47,700 new jobs in Texas in June
2008
•
Stable Housing Market - Overall price increase was 1% in
June 2008.

PROSPERITY BANK®

MO
TEXAS
DALLAS / FORT WORTH AREA
CENTRAL TEXAS
BRYAN / COLLEGE STATION AREA
AUSTIN AREA
EAST TEXAS
LA
HOUSTON AREA
SOUTH TEXAS
CORPUS CHRISTI AREA
Prosperity Banking Centers

Banking Center Network
Banking Center Network
Franchise –
$ 6.8 billion in Assets
$ 5.3 billion in Deposits
$ 3.3 billion in Loans
131 Full Service Locations
% of
Deposits
24 in Central Texas 14%
26 in Dallas/Fort Worth          17%
2 in East Texas                        1%
46 in Houston CMSA               42%
33 in South Texas                     26%
The Dallas/ Fort
Worth MSA is the
nation’s 4th largest
regional area with
6.1 million residents
The Houston MSA is
the nation’s 6th
largest regional area
with 5.6 million
residents
Texas has five of the
nation’s top 20 cities
in population:
4  Houston
7  San Antonio
9  Dallas
16  Austin
18  Fort Worth

0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
San
Antonio
Area
Houston
Area
Dallas/ Fort
Worth Area
Austin Area
Population Growth
Population Growth
Population Change for 2007
Change in Population
65,880
120,544
162,250
53,925
Source: Census Bureau
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
1985 1990 1995 2000 2007
United States
Texas

Balance Sheet Summary
Balance Sheet Summary
$0
$600
$1,200
$1,800
$2,400
$3,000
$3,600
$4,200
$4,800
$5,400
$6,000
$6,600
$7,200
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2Q08
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Loans
Deposits
Assets
Equity
As Originally Reported
$ in millions
Total footings as
of 6/30/08
Loans = $3.3 bil.
Deposits = $5.3 bil.
Assets = $6.8 bil.
5 year CAGR
Loans = 36%
Deposits = 26%
Assets = 28%

EPS Growth Diluted
EPS Growth Diluted
$1.22
$1.36
$1.59
$1.77
$1.94
$0.52 $0.52
$1.94
$2.09*
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
2002 2003 2004 2005 2006 2007 2Q 2007 2Q 2008
* EPS without the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock
5 year CAGR without non-cash
impairment would be 11%

Loan Growth
Loan Growth
$0
$400
$800
$1,200
$1,600
$2,000
$2,400
$2,800
$3,200
$3,600
2002 2003 2004 2005 2006 2007 2Q07 2Q08
30.00%
35.00%
40.00%
45.00%
50.00%
55.00%
60.00%
65.00%
70.00%
Loans
Loan / Deposit
Ratio
$ in millions
Loan/ deposit ratio increased from 37% at 12/31/03 to 63% at 12/31/07

Loan Portfolio
Loan Portfolio
Home Equity
2.9%
Agriculture
4.1%
Consumer
3.8%
1-4 Family
Residential
17.2%
Commercial
14.7%
Construction
19.9%
Commercial
R.E.
37.4%
$ in thousands
Loans/ Deposits: 62.6%
June 30, 2008
Amount
Commercial R.E. $ 1,241,873 37.4%
Commercial 486,817 14.2
Construction 658,669 19.9
1-4 Family Residential 568,376 17.2
Consumer 126,397 4.3
Agriculture 135,422 4.1
Home Equity 95,774 2.9
Gross Loans $ 3,313,328 100.0%
% of total
Construction Loan Breakout
Approximate $ in million
Single Family: $225
Land Development: $130
Raw Land: $135
Lots: $100
Commercial/ Other: $69

Asset Quality – NPA*/ Loans + OREO
*
Includes loans past due 90 days and still accruing
Asset Quality – NPA*/ Loans + OREO
*
Includes loans past due 90 days and still accruing
0.49%
0.05%
0.09%
0.17%
0.13%
0.38%
0.00%
0.35%
0.35%
1.18%
0.83%
1.02%
0.97%
0.83%
0.65%
1.00%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
2001 2002 2003 2004 2005 2006* 2007 2Q07 2Q08
PRSP NPA*/Loans + OREO Peer NPA*/Loans + OREO
Source: SNL Financial
Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
* SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007

Net Interest Margin
*
Net Interest Margin
*
4.10%
4.03%
4.12%
4.07%
3.93%
3.93%
3.82%
4.09%
3.82%
3.60%
3.70%
3.80%
3.90%
4.00%
4.10%
4.20%
2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
* Tax equivalent- annualized
Net Interest Margin for 2006 - 3.80% and for 2007 - 4.06%

Contact Information
Contact Information
979.543.2200
david.hollaway@prosperitybanktx.com
Chief Financial Officer
David Hollaway
281.269.7199
dan.rollins@prosperitybanktx.com
www.prosperitybanktx.com
President & Chief Operating Officer 281.269-7222  Fax
Dan Rollins 281.269.7199  Telephone
979.543.2200
david.zalman@prosperitybanktx.com
Houston, Texas  77027
Chairman & Chief Executive Officer 4295 San Felipe
David Zalman Prosperity Bank Plaza
Investor Contacts Corporate Headquarters

2 nd Quarter Earnings

15 Supplemental Data

Supplemental
Supplemental Data
The Houston MSA is the nation’s 6
th
largest regional area with 5.6 million residents
The Dallas/ Fort Worth MSA is the nation’s 4
th
largest regional area with 6.1
million residents
Texas has five of the nation’s top 20 cities for population:* Houston #4, San
Antonio #7, Dallas #9, Austin #16, Ft. Worth #18
April 2008 Unemployment Rate**: Dallas/ Fort Worth MSA 3.9%, Houston MSA
3.8%, Austin MSA 3.3%, San Antonio 3.6%, Texas 3.9%, U.S. 4.8%
There are approximately 650 banks in Texas (125 are greater than $300 million in asset size); Dallas/ Fort Worth MSA has roughly 110 independent banks (25 are over
$300 million in asset size) and the Houston MSA has about 70 independent banks (20 are over $300 million in asset size)***
* Source: July 2006 U.S. Census Bureau; **Source: Texas Workforce Commission (data not seasonally adjusted); ***Source
FDIC

Financial Highlights
Financial Highlights
As Originally Reported
(Dollars in thousands, except EPS)
RATIOS
$26.44 $24.69 $25.54 $20.26 $16.69 $12.32 $10.49
Book value per share
$7.79 $6.75 $7.42 $6.62 $6.48 $4.96 $4.53
Tangible book value per share
46.17% 46.19% 46.29% 45.29% 48.93% 49.45% 51.82%
Efficiency Ratio
5.87%
14.11%
13.13%
8.09%
32.34%
8.72%*
1.49%*
$90,635*
$200,435
$52,923
2007
6.04%
13.67%
12.70%
7.87%
26.93%
7.96%
1.43%
$23,437
$53,971
$13,066
2Q08
5.48%
14.18%
12.36%
7.57%
32.04%
8.54%
1.47%
$22,993
$51,344
$13,845
2Q07
4.17%
16.90%
15.82%
7.10%
29.94%
15.60%
1.32%
$26,548
$64,499
$16,966
2003
5.24%
14.55%
13.55%
7.76%
31.53%
10.24%
1.44%
$61,725
$138,145
$33,982
2006
4.38%
14.67%
13.56%
6.30%
33.41%
14.27%
1.36%
$34,707
$81,967
$23,071
2004
5.46%
16.37%
15.34%
7.83%
29.88%
11.56%
1.42%
$47,860
$110,897
$30,021
2005
Tier I Risk Capital
Total Risk Capital
Net Interest Income
Tangible Ratio
Leverage Ratio
Non-Interest Income
ROAE – tangible
ROAE
ROAA
Net Income
(1) Due to the adoption of SFAS 150 on January 1, 2004, the Company now includes the dividend payments on junior subordinated debentures as part of interest expense rather than non-interest expense. Prior period data has been restated to reflect the adoption of SFAS 150.
* Net Income, ROAA, and ROAE does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million.

PRSP Acquisitions
PRSP Acquisitions
Branch Acquisitions
Date of
Announcement Seller
# of
Branches
Branch
Type
Branch
Locale
State
Amount of
Deposits
Transferred
($000)
Deposit
Premium
($000)
Premium/
Deposits (%)
Assets
Transferred:
Loan? Yor N
1
10/22/2007 Banco Popular North America 6 Bank TX 140,000 NA 10.1 Yes
2
6/15/2000 Compass Bancshares, Inc. 5 Bank TX 87,000 NA NA Yes
3
2/27/1998 Grimes County Capital Corporation 1 Bank TX 5,900 250 4.24 No
4
3/30/1997 Wells Fargo & Company 1 Bank TX NA NA NA No
5
3/11/1996 Victoria Bankshares, Inc. 1 Bank TX 46,000 NA NA Yes
At Announcement
Date of
Announcement Seller City State Type Consideration
Accounting
Method
PRSP
Assets
($000)
Sellers'
Assets
($000)
Sellers'
Assets
Contribution
(%)
Deal Value
($000)
1
2/7/2008 1st Choice Bancorp, Inc. Houston
TX
Bank Mixed Purchase 6,372,343 313,900 4.69 66.2
2
05/01/07 The Bank of Navasota Navasota TX Bank Common Stock Purchase 6,247,926 72,300 1.14 17.1
3
07/19/06 Texas United Bancshares, Inc. La Grange
TX
Bank Common Stock Purchase 4,547,220 1,818,000 27.82 357.1
4
11/16/05 SNB Bancshares, Inc. Houston TX Bank Mixed Purchase 3,493,972 1,121,747 24.30 242.7
5
09/12/05 Grapeland Bancshares, Inc. Grapeland TX Bank Common Stock Purchase 3,479,747 73,000 2.15 7.3
6
10/26/04 FirstCapital Bankers, Inc. Corpus Christi TX Thrift Common Stock Purchase 2,709,169 773,566 22.21 135.7
7
05/12/04 Village Bank and Trust Austin TX Thrift Cash Purchase 2,449,553 110,400 4.31 20.2
8
04/26/04 Liberty Bank Austin TX Thrift Mixed Purchase 2,449,553 186,000 7.06 42.0
9
10/06/03 First State Bank of North Texas Dallas TX Bank Mixed Purchase 2,078,532 93,900 4.32 21.3
10
07/21/03 Mainbancorp Dallas TX Bank Mixed Purchase 1,983,277 195,700 8.98 39.7
11
03/05/03 BankDallas SSB Dallas TX Thrift Cash Purchase 1,822,256 40,716 2.19 7.0
12
02/03/03 Abrams Centre Bancshares, Inc. Dallas TX Bank Cash Purchase 1,822,256 95,388 4.97 16.3
13
08/15/02 First National Bank of Bay City Bay City
TX
Bank Cash Purchase 1,360,356 28,174 2.03 5.0
14
07/15/02 Southwest Bank Holding Company Dallas
TX
Bank Cash Purchase 1,289,637 127,055 8.97 21.0
15
05/02/02 Paradigm Bancorporation, Incorporated Houston
TX
Bank Common Stock Purchase 1,289,637 259,262 16.74 41.6
16
04/26/02 First State Bank Needville
TX
Bank Cash Purchase 1,289,637 17,539 1.36 3.7
17
02/22/02 Texas Guaranty Bank, N.A. Houston
TX
Bank Cash Purchase 1,262,152 75,019 5.61 11.8
18
11/08/00 Commercial Bancshares, Inc. Houston TX Bank Common Stock Pooling 693,079 401,271 36.67 53.3
19
06/21/99 South Texas Bancshares, Inc. Beeville TX Bank Cash Purchase 461,903 142,091 23.53 23.4
20
6/5/1998 Union State Bank East Bernard TX Bank Cash Purchase 339,287 79,174 18.92 17.6

Historical Loan Composition
Historical Loan Composition
$ in millions
CAGR
Loan Composition
Commercial $ 93.8 13.8% $ 94.0 12.2% $ 144.4 13.9% $ 222.8 14.4% $ 297.7 13.7% $ 453.6 14.5% 36.2%
Construction $ 52.4 7.7% $ 36.5 4.7% $ 109.6 10.6% $ 206.7 13.4% $ 433.2 19.9% $ 683.2 21.7% 67.1%
1-4 Family Residential $ 206.6 30.4% $ 237.1 30.8% $ 260.5 25.2% $ 313.2 20.3% $ 377.0 17.3% $ 526.3 16.7% 20.6%
Home Equity $ 23.2 3.4% $ 27.9 3.6% $ 34.5 3.3% $ 58.7 3.8% $ 63.4 2.9% $ 93.9 3.0% 32.3%
Commercial Real Estate $ 202.5 29.8% $ 283.8 36.9% $ 389.6 37.7% $ 619.3 40.3% $ 881.1 40.5% $ 1,148.7 36.6% 41.9%
Agriculture $ 36.6 5.4% $ 35.9 4.7% $ 44.1 4.2% $ 56.3 3.6% $ 57.4 2.6% $ 114.0 3.6% 25.5%
Consumer $ 64.5 9.5% $ 54.8 7.1% $ 52.9 5.1% $ 65.1 4.2% $ 66.7 3.1% $ 123.2 3.9% 13.8%
Total Loans $ 679.6
100.0%
$ 770.0
100.0%
$ 1,035.6
100.0%
$ 1,542.1
100.0%
$ 2,176.5
100.0%
$
3,142.9 100.0% 35.8%
12/31/2002 12/31/2007 12/31/2006 12/31/2003 12/31/2004 12/31/2005

Deposit Composition
Deposit Composition
Non-interest
bearing DDA
24.3%
MMA &
Savings
27.6%
Interest
Bearing DDA
14.2%
CDs & IRAs
<$100,000
15.9%
CDs & IRAs
>$100,000
18.0%
$ in thousands
2Q08 Cost of Deposits- 2.01%
June 30, 2008
Amount
Non-interest bearing DDA $ 1,285,493 24.3%
Interst Bearing DDA 750,214 14.2
MMA & Savings 1,465,525 27.6
CD's & IRA's<100m 840,744 15.9
CD's & IRA's>100m 954,658 18.0
Total Deposits $ 5,296,634 100.0%
% of total

Asset Quality - NCO/Average Loans
Asset Quality - NCO/Average Loans
0.23%
0.04%
0.54%
0.15%
0.10%
0.04%
0.03%
0.06%
0.08%
0.06%
0.02%
0.19%
0.20%
0.19%
0.30%
0.32%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
2001 2002 2003 2004 2005 2006* 2007* 2Q07 2Q08
PRSP NCO / Loans Peer NCO / Loans
Source: SNL Financial
Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
* SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007

2 nd Quarter Earnings - KBW